Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Daddario, Chief Financial Officer of MONY Life Insurance Company of America, hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of MONY Life Insurance Company of America.

/s/ Richard Daddario

Richard Daddario

March 27, 2003